Oppenheimer Core Bond Fund/VA

Supplement dated April 3, 2009 to the
Prospectus dated April 29, 2008

This supplement amends the Prospectus of Oppenheimer Core Bond Fund/VA (the "Fund") dated April 29, 2008. It replaces the supplements dated December 15, 2008 and March 31, 2009. The Prospectus is revised as follows:

1.	The section titled “How the Fund is Managed – Advisory Fees” on page 11 is deleted in its entirety and is replaced by the following:

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: at an annual rate of 0.60% on the first $1 billion of the Fund’s daily net assets, and 0.50% of daily net assets over $1 billion. The Fund’s management fee for its fiscal year ended December 31, 2007 was 0.64% of the Fund’s average annual net assets for each class of shares.

Effective April 1, 2009, the Manager has agreed to voluntarily waive the advisory fee by 0.18% of the Fund’s average daily net assets through March 31, 2010. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract is available in the Fund’s Annual Report to shareholders for the year ended December 31, 2007.

2.	The section titled "How the Fund is Managed – Portfolio Manager," on page 11 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The equity component of the Fund's portfolio is managed by Michael S. Levine and the fixed income component is managed by Krishna Memani. Mr. Levine and Mr. Memani are primarily responsible for the day-to-day management of the Fund's investments. Mr. Levine has been a Vice President and portfolio manager of the Fund since June 1999. Mr. Memani is a portfolio manager and Vice President of the Fund beginning April 1, 2009.

Mr. Levine has been a Vice President of the Manager since June 1998. He is a portfolio manager and an officer of another portfolio in the OppenheimerFunds complex.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

April 3, 2009     PS0630.016